UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2019 (October 24, 2019)

HIGHLANDS REIT, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55580	81-0862795
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

332 S Michigan Avenue, Ninth Floor
Chicago, IL 60604
(Address of Principal Executive Offices)
(312) 583-7990
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.
Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Explanatory Note

On October 24, 2019, Highlands REIT, Inc. (the “Company”) through The Muse Owner, LLC (the “Purchaser”), a wholly owned subsidiary of the Company, completed the purchase (the “Acquisition”) of certain real property and improvements located at 2270 South University Boulevard, Denver, Colorado (“The Muse”), pursuant to the terms and conditions of the Purchase and Sale Agreement, dated as of September 26, 2019, by and between Hill University Partners Owner, LLC and the Purchaser.

On October 30, 2019, the Company filed a Current Report on Form 8-K regarding the Acquisition (the “Original Form 8-K”) and stated that the financial statements required under Item 9.01 of Form 8-K would be filed no later than 71 days after the date on which the Original Form 8-K was required to be filed. This Current Report on Form 8-K amends Items 9.01(a) and 9.01(b) of the Original Form 8-K and contains the required financial statements relating to the Acquisition.

Item 9.01 Financial Statements and Exhibits

These financial statements and exhibits are being filed solely to provide the required statements of revenues and certain operating expenses under Rule 8-06 of Regulation S-X with respect to the Acquisition. Additionally, this report presents the required pro forma financial information reflecting the impact of the Acquisition on the Company. The Company qualifies as a real estate investment trust for federal income tax purposes and as such, the estimated taxable operations results are excluded from this report.

Pursuant to a letter dated December 20, 2019 (the “Relief Letter”), the Company has obtained relief from the Staff of the Securities and Exchange Commission, pursuant to its authority under Note 5 of Rule 8-01 of Regulation S-X, from the requirements of Rule 8-06 of Regulation of S-X to provide certain audited historical financial statements that would otherwise be required in connection with its acquisition of The Muse. In accordance with the Relief Letter, the Company has substituted unaudited statements of revenues and certain operating expenses for the year ended December 31, 2018 in lieu of the audited statements of revenues and certain operating expenses for the year ended December 31, 2018 required by Rule 8-06 of Regulation S-X.

The Company’s results with respect to the Acquisition may be materially different from those expressed in this report due to various factors, including but not limited to those discussed under Item 1A. Risk Factors in our annual report on Form 10-K for the year ended December 31, 2018.

(a) Financial Statements of Real Estate Acquired
The following Unaudited Statements of Revenues and Certain Operating Expenses for The Muse are set forth in Exhibit 99.1, which is incorporated herein by reference.

•	Unaudited Statements of Revenues and Certain Operating Expenses for The Muse for the six months ended June 30, 2019 and year ended December 31, 2018.

(b) Pro Forma Financial Information
The following unaudited pro forma financial statements are set forth in Exhibit 99.2, which is incorporated herein by reference.

•	Unaudited pro forma condensed consolidated balance sheet as of June 30, 2019

•	Unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2019 and

•	Unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2018.

(d) Exhibits
99.1 Unaudited Statements of Revenues and Certain Operating Expenses for The Muse for the six months ended June 30, 2019 and year ended December 31, 2018
99.2     Unaudited Pro Forma Condensed Consolidated Financial Statements for the Company

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signature	Date
/s/ Richard Vance	January 9, 2020
Name: Richard Vance
Title: President and Chief Executive Officer (Principal Executive Officer)